                                                                    EXHIBIT 10.1

I hereby certify that revenue
stamps to the value of R2,00
have been affixed to the
original hereof which remains
filed in my Protocol.                                    ----------------------
                                                        |SEELREC...............|
                                                        |STAMP DUTY            |
/s/ ^^???                                               |                      |
-------------------------------                         |   F001     R75,00    |
NOTARY PUBLIC                                           |       ...............|
                                                        |   FEES               |
                                                         ----------------------

 ---------------------------------------------
|GEREGISTREER HIERDIE                         |
|REGISTERED THIS......................06/04/95|
|                                             |          Protocol No. 333
|                                             |
| Aktakantoos             /s/ ^^??            |
|Deeds Office     ............................|
|  Pretoria       Asst. Registrateur ven Aktes|
|                   Asst. Registrar of Deeds  |
 ---------------------------------------------

                         NOTARIAL PROSPECTING CONTRACT

                                                         ----------------------
                                                        |K      1911/95      PC|
                                                         ----------------------


BE IT HEREBY MADE KNOWN:

THAT on the 22 day of the month of March 1995 before me,

                       ABRAHAM PIETER MATHYS DE VILLIERS
                       ---------------------------------

Notary Public by lawful authority, duly admitted and sworn and practicing at Sandton in the Province of the Transvaal, and in the presence of the subscribing witnesses, personally came and appeared -

                           ARLETTE FARIEDA WILHIAMS
                           ------------------------

in her capacity as the duly authorised agent of -


                           PETRUS JOHANNES DE JAGER

by virtue of a Power of Attorney signed at Sandton on the 14th day of February 1995 in his capacity as director of

                       A & P MINING PROPRIETARY LIMITED
                       Registration Number: 83/05418/07
                  Authorised thereto in terms of a resolution

(Hereinafter referred to as "the Prospector")

AND also appeared before me, the Notary,

                                                            ARLETTE FARIEDA.../2
                                                            --------------------

                                                                        Page -2-

                           ARLETTE FARIEDA WILHIAMS
                          -------------------------
                   in her capacity as the duly authorised agent by virtue of a Power of Attorney signed at on the 23RD day of JANUARY 1995 of -

                               MARIA ANNA GOBEY
                       Identity Number: 310820 0029 00 5
                                     Widow

(Hereinafter referred to as "the Owner")

which Powers of Attorney and resolution have this day been exhibited to me and now remain filed in my Protocol

AND THE APPEARERS DECLARED THAT WHEREAS:

(a)  The Owner is the registered Owner of

1. PORTION 129 (a Portion of Portion 1) of the Farm ELANDSHOEK 337, Registration Division J.R. Transvaal;

     MEASURING: 8,5668 (Eight Comma Five Six Six Eight) Hectares;

2. PORTION 130 (a Portion of Portion 1) of the Farm ELANDSHOEK 337, Registration Division J.R. Transvaal;

     MEASURING: 8,5654 (Eight Comma Five Six Five Four) Hectares

3. PORTION 132 (a Portion of Portion 1) of the Farm ELANDSHOEK 337, Registration Division J.R. Transvaal;

     MEASURING: 8,5857 (Eight Comma Five Eight Five Seven) Hectares

4. PORTION 133 (a Portion of Portion 1) of the Farm ELANDSHOEK 337, Registration Division J.R. Transvaal;

     MEASURING: 8,5757 (Eight Comma Five Seven Five Seven) Hectares

5. PORTION 134 (a Portion of Portion 1) of the Farm ELANDSHOEK 337, Registration Division J.R. Transvaal;

     MEASURING: 8,9005 (Eight Comma Nine Nought Nought Five) Hectares

                                                           6.   PORTION 135.../3

                                                                        Page -3-


6. PORTION 135 (a Portion of Portion 1) of the Farm ELANDSHOEK 337, Registration Division J.R. Transvaal;

     MEASURING: 8,5808 (Eight Comma Five Eight Nought Eight)

     All held by virtue of Deed of Transfer T80345/1994

                        (Hereinafter referred to as "the said Farm")

(b)  The mineral rights have not been separated from the abovementioned
     Properties

(c) The owner has agreed to grant the Prospector the sole and exclusive right to prospect and search for in on and under the whole (or portion to be defined) of the said Farm and for precious stones, precious metals and minerals ("Minerals") together with the Option to purchase the said Farm, and a further option to extend this prospecting agreement for a further year after expiry thereof.

NOW THEREFORE these presents witness that the parties have contracted and agreed, as they do hereby contract and agree with each other as follows:

1. Subject to the terms and conditions herein contained, the Owner does hereby give and grant to the Prospector, the sole and exclusive right to prospect and search for in, Minerals in and under the said Farm.

2. The rights hereby granted shall endure for a period of 2 (Two) years ("prospecting period") which, notwithstanding the date hereof, shall be deemed to have commenced on the 11th day of October 1994 ("commencement date"), provided, however that:

     2.1 the Owner shall be entitled to terminate this agreement forthwith at any time without notice to the Prospector, should the Prospector fail to make payment of the cost referred to in clause 15 on demand.

     2.2 Should the Owner terminate the agreement in terms of the provisions of this clause 2 the Prospector shall have no claim for damages against the owner, provided however that the Prospector shall remain liable for the cost of the Owner's attorney Moss Morris Incorporated ("attorney") referred to in clause 15.

3. In consideration of the rights hereby granted the Prospector shall pay the Owner during the Prospecting Period:

     3.1 the sum of R84 000.00 (Eighty Four Thousand Rand), ("trust amount") which amount shall be paid by the Prospector into the trust account of the attorney (it is recorded that the Prospector already made payment of this amount), who is hereby irrevocably authorised and instructed (subject however to the provisions of clause 2) to deal therewith as follows:

                                                         3.1.1 The attorney.../4

                                                                      Page - 4 -


         3.1.1 The attorney shall invest the trust amount in a interest bearing account, the interest to accrue for the benefit of the Owner.

         3.1.2 The attorney shall from the commencement date pay from the amount invested in terms of this clause an amount of R3 500,00 (Three Thousand Five Hundred Rand) per month to the Owner for the duration of the prospecting period, the first payment to be made on the commencement date and each and every payment thereafter on the first day of each and every month following thereafter. The interest accrued on the invested trust amount shall be paid to the owner on the expiry date of this agreement.

    3.2 Subject to the other provisions on this agreement, the Prospector shall pay to the Owner an amount equal to ten percent of the recovery value of any Minerals prospect and recovered in terms of this agreement.

4. The Prospector shall pay into the trust account of the attorney an amount of R5 000,00 (Five Thousand Rand) (It is recorded that the Prospector already made payment of this amount) as security for compliance of the Prospector's obligation in terms of this agreement to rehabilitate disturbed surfaces on the said farm, when this agreement expires or prospecting operations on the said farm are otherwise discontinued beforehand, whichever date occurs first.

5.  The Prospector shall:

    5.1 be obliged to disclose the finding of any Minerals in on and under the said farm, to the Owner, and shall be entitled, subject to the other terms of this agreement, to sell the Minerals for its own account, provided, however that it shall at all times be obliged to submit tenders as described hereunder, to the Owner.

    5.2 for purposes of the determination of the value of Minerals recovered on the said farm ("Recovery Value"), as well as payment to the Owner of the ten percent of the recovery value as anticipated in Clause 3.2, the following provisions shall apply:

            5.2.1 The Prospector shall during the periods before each and every report as described hereunder is issued, obtain three independent closed tenders for the sale of the recovered Minerals, and which can be sold from time to time. The recovered Minerals shall be sold for the amount offered in the highest tender obtained from the aforesaid three independent tenders, from period to period shall be accepted by the Prospector, and the amount of such accepted tender from period to period shall respectively be deemed as the recovery value for purposes of this agreement.

                                                     5.2.2 the recovery ... /5

                                                                        Page -5-

5.2.2 the recovery value of recovered Minerals shall be proved by the Prospector by delivery to the Owner of the highest tender as anticipated in Clause 5.2.1, together with such other tenders as were not accepted.

5.2.3 Each payment of ten percent of the recovery value shall be made on the delivery date of each issue of the report as determined in Clause 5.2.4 of this agreement, and payment to the Owner as aforesaid shall in each case concur with the delivery to the Owner of the tenders referred to in Clause 5.2.2, together with a report reporting on the following:

        5.2.3.1 recovered Minerals recovered during the period which discovered by the report, setting out the amount, weight in karat, and estimated value of such recovered Minerals.

        5.2.3.2 the quality and a complete description of each of the recovered Minerals.

        5.2.3.3   the period within which the recovered Minerals were recovered.

        5.2.3.4 the location where each and every of the recovered Minerals were found.

        5.2.3.5 a complete record of the recovered Minerals which were during the period covered by the report, sold in accordance with the provisions of Clause 5.2.1.

5.2.4 The Prospector shall issue and deliver the first issue of the report covering the first month of prospecting operations on the said farms within 6 weeks after prospecting operations on the said farms are commenced with and each and every issue of the report thereafter shall be delivered within 30 days after the previous issue thereof. Unless otherwise indicated in this agreement every issue of the report will cover a one month period. The last issue of the report will be delivered to the Owner within 14 days after termination of the prospecting agreement and will cover a period which covers the period up to and including the termination of the prospecting agreement.

5.2.5 each of the recovered Minerals will be sold within one month from the time it was recovered, and with regard to the other provisions of this agreement, all recovered Minerals will be sold in accordance with the provisions of all laws which may apply to the prospecting activities of the Prospector in terms of this agreement.

                                                              6. Should the.../6

                                                                        Page -6-

6. Should the Prospector fail to comply with any of the terms and conditions of this agreement, (all terms and conditions of this agreement shall be deemed to be terms and conditions going to the root of this agreement) and remain in default for a period of seven (7) days after receipt of written request by the Owner for such payment, the Owner shall have the right, without prejudice of any other remedies the Owner might have in law, to forthwith to cancel this agreement and to retain all amounts paid by the Prospector in terms of this agreement whether into the trust account of the attorney or otherwise, as rouwkoop or alternatively as agreed damages, or alternatively as predetermined liquidated damages and the Prospector shall be obliged to remove from the said Farm all equipment or other assets which he may have brought thereon, and comply with its obligations to rehabilitate any disturbed surfaces on the said Farm, caused by the prospecting activities of the Prospector.

7. This contract shall serve as the Owner's written consent to the Prospector to in terms of Section 6 of the Minerals Act (Act 50 of 1991) to obtain in his own name or the name of a nominee such prospecting permit or other authority as may by law be required to enable him or his nominee to prospect and search for Minerals in, on and under the said Farm.

8. The Owner shall from time to time as, and when required by the Prospector so to do, make, sign and execute all necessary deeds and documents which may be required in terms of any relevant laws for the time being in force to enable the Prospector to exercise and enjoy all or any of the rights hereby granted to him.

9. Subject to the special condition that the Prospector shall negotiate the prospecting area on the said Farm before any prospecting activities on the said Farm are initiated and that the Prospector's operations shall be conducted in such a manner as cause the least possible obstruction to the farming operations of the Owner, the Prospector shall during the Prospecting Period:

     9.1 Have access to, egress from and way over the said Farm for itself, its employees, contractors and all persons connected or having business with it both on foot and by means of any vehicles or animals whatsoever, along such routes as the Owner and the Prospector may agree to beforehand. The Prospector shall further be entitled to make and sink boreholes, pits, shafts, drive tunnels, waterholes and other works and installations, and to lay down, build, erect, alter, maintain, use and repair, all such machinery, dumps, buildings and other erections as he may require in and about the carrying of the bona fide prospecting operations, and generally to do all such acts, matters or things, by means presently known or which may be discovered hereafter, which may be necessary or convenient to enable the Prospector to enjoy to the fullest extent all prospecting rights in respect of the said Farm, or any portion or portions thereof.

     9.2 Not be entitled to use such existing water on the said Farm, except for such borehole water as the Prospector may drill for. The

                                                           Prospector shall.../7

                                                                        Page -7-


      Prospector shall apply to the local authority for water and electrical supplies, and shall for this purpose be entitled to use connection points on the said Farm available pointed out by the Owner.

9.3 Be entitled to use clay, lime, sand and stone found on the said Farm for erection of buildings or other purposes.

9.4 Be entitled to occupy so much of the surface of the said Farm as the Prospector and the Owner may agree to beforehand in writing, for purposes of the Prospector's prospecting activities.

9.5 Not be entitled to carry on any trading on the said Farm the right to which is hereby reserved to the Owner.

9.6 Not be entitled to the use of dry wood on the said Farm and no growing trees shall be removed unless absolutely necessary for the purpose of his prospecting operations.

9.7 Not unnecessarily damage or interfere with any cultivated lands or fencing existing at the date of this agreement, and on termination of the Prospecting Period shall, if so requested by the Owner, fill in or fence in and make safe, at his own cost and expense, any boreholes made by him; provided that the Owner shall be entitled to require the Prospector without compensation to leave intact any water bores made by him on the Farm. In the event of the Prospector causing any damage to existing cultivated lands or fences he shall pay to the Owner such compensation as may be agreed upon, or failing agreement, as shall be determined by arbitration.

9.8 Be entitled to remove so much of the Minerals which may be discovered on the said Farm as may necessary for assay and analytical purposes.

9.9   Not be entitled to allow its employees to loiter on the said Farm.

9.10 Be entitled to execute its prospecting activities on the said Farm 24 hours per day except on Sundays, on which day no prospecting activities shall be conducted on the said Farm.

9.11 Fence off the prospecting area as negotiated between the Owner and the Prospector, which prospecting area shall be depicted on the plan containing the following information:

      9.11.1   the area within which Minerals are to be removed;

      9.11.2   the area wherein the Minerals will be recovered;

      9.11.3 the routes to be followed by the Prospector in the prospecting area.

      9.11.4 the position of the slime dam (if any) to be erected in the prospecting area;


                                                   9.12 After termination ... /8

                                                                        Page -8-

     9.12 After termination of this agreement, or expiry of the prospecting period, rehabilitate all disturbances caused to the surfaces on the said Farm, and to restore same in the same condition as it was prior to the prospecting activities. In this regard the Prospector shall comply with all relevant laws, as well as the directions of the State Mining Engineer, and/or any other official or authority having jurisdiction in law.

10. The Prospector shall during the prospecting period have the sole and exclusive right and option to purchase the said Farm at the purchase price of R2,5 million, and subject to such other conditions as are set out in Annexure "A" annexed to the original hereof, which remains filed in my protocol, the content of which are incorporated herein as if specifically mentioned herein. Should the Prospector exercise the option granted hereby he shall do same by delivering a written notice to that effect to the Owner.

11. The Prospector shall at all times comply with all relevant laws and regulations relating to its prospecting and rehabilitation of surfaces on the said Farm.

12. The Prospector shall not without the consent of the Owner, (which consent shall not unreasonably be withheld), be entitled to cede, assign, transfer, dispose of, and encumber the whole or any part of his rights under this agreement, subject to the obligations therein set out.

13. The terms "Owner" and "Prospector" shall include their respective heirs, executors, administrators or assigns.

14. The parties hereto respectively choose domicilium citandi et executandi for all purposes of and in connection with this agreement as follows:

     THE OWNER: at Plot 130 Elandshoek, P O Box 2, Rayton, 1001.

     THE PROSPECTOR:232 SA Diamond Centre, 210 Commissioner Street,
     Johannesburg.

     The parties hereto shall be entitled to change their domicilium from time to time, provided that any new domicilium selected by them shall be situated in the Republic of South Africa, and any such change shall only be effective upon receipt of notice in writing by the other party of such change.

     All payments to be made to the Owner pursuant to this agreement, and all notices or communications intended for either party, shall be made by cheque or otherwise or given at such party's domicilium for the time being, and, if forwarded by prepaid registered post, shall be deemed to have been made or given on the date of posting.

15. The costs of Moss Morris Inc. pertaining to and incidental to the drafting, negotiation, execution and registration of this agreement shall be borne and paid by the Prospector.

                                                        16.  The Prospector.../9

                                                                        Page -9-

16. The Prospector shall deliver all reports, information and documents pertaining to the prospecting activities on the said Farm, to the Owner after expiry of the prospecting period.

17. Notwithstanding anything to the contrary contained in this agreement or Annexure "A" annexed to the original hereof, which remains filed in my protocol, the Owner shall in event that the Prospector exercises its option to purchase the said Farm, be entitled to stay on the said Farm and to occupy same and farm thereon for a period of three (3) months after registration of the said farm into the name of the Prospector.

18. None of the provisions of this agreement shall be construed as authority for the Prospector to mine on the said Farm.

19. The Prospector shall during the prospecting period have the right and option to extend this prospecting agreement for a further period of 1 (One) year commencing on the date following the expiry of the 2 (Two) year prospecting period referred to in clause 2 hereof. Should the Prospector exercise the option granted hereby he shall do same by delivering a written notice to that effect to the Owner, at least 3 (Three) months prior to the expiry of the 2 (Two) year prospecting period referred to in clause 2 hereof. Should the Prospector exercise its option to extend this prospect for a further year as aforesaid the following conditions shall apply:

19.1        the Prospector shall pay the Owner during the Prospecting Period:

            a sum of calculated in accordance with the following formula:

                   S= P X (1+C)

                   Where:

                   S represents the sum to be paid

                   P represents an amount of R42 000,00 (Forty Two Thousand
                   Rand)

                   C represents the sum total of the inflation rate for the 2
                   (Two) year prospecting period referred to in clause 2, which inflation rate shall be determined by the consumer index as calculated and announced by the Department of Census and Statistics provided that the sum total of the inflation rate for the 2 (Two) year prospecting period aforesaid shall be deemed to be not less than 30% (percentum). The inflation aforesaid shall for purposes of the aforesaid formula be expressed as a fraction to two decimal places of one hundred. For example where the sum total of the inflation rate equals 33% (per centum) same shall be expressed as 0.33.

            which amount shall be paid by the Prospector to the Owner on the expiry date of (Two) year prospecting period referred to in clause 2.

                                                             19.2 The rest.../10

                                                                       Page -10-


19.2 The rest of the provisions of this agreement and without derogating from the generality of the aforegoing, the provisions clause 3.2 shall apply mutatis mutandis in respect of the extended prospect period of 1
          (One) year


THUS DONE and SIGNED at the Place and on the day, month and year first aforewritten in the presence of the subscribing witness in triplicate original.

AS WITNESSES
------------

1.  /s/ L. D. Cummings

2.  /s/ Signature Illegible                 /s/ Signature Illegible
                                            ------------------------------

                                       QUOD ATTESTOR

                                       NOTARY PUBLIC

                                       [SEAL APPEARS HERE]